Exhibit 99.1

CUSIP No. 529771107	Schedule 13D	Page 32 of 33

EXHIBIT 1

JOINT FILING AGREEMENT

The undersigned agree that the Schedule 13D with respect to the Common Stock, par value $0.01 per share, of Lexmark International, Inc., dated as of April 26, 2013, is, and any amendments thereto (including amendments on Schedule 13G) signed by each of the undersigned shall be, filed on behalf of each of them pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended.

DATED: April 26, 2013

BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC

By:	/s/ PAUL FRIEDMAN
Paul Friedman, Chief Compliance Officer

BLUEMOUNTAIN GP HOLDINGS, LLC

By:	/s/ PAUL FRIEDMAN
Paul Friedman, Chief Compliance Officer

BLUE MOUNTAIN CREDIT ALTERNATIVES MASTER FUND L.P.
BY: BLUE MOUNTAIN CA MASTER FUND GP, LTD.

By:	/s/ ANDREW FELDSTEIN
Andrew Feldstein, Director

BLUE MOUNTAIN CA MASTER FUND GP, LTD.

By:	/s/ ANDREW FELDSTEIN
Andrew Feldstein, Director

BLUEMOUNTAIN LONG/SHORT CREDIT MASTER FUND L.P.
BY: BLUEMOUNTAIN LONG/SHORT CREDIT GP, LLC
BY: BLUEMOUNTAIN GP HOLDINGS, LLC

By:	/s/ PAUL FRIEDMAN
Paul Friedman, Chief Compliance Officer

BLUEMOUNTAIN LONG/SHORT CREDIT GP, LLC
BY: BLUEMOUNTAIN GP HOLDINGS, LLC

By:	/s/ PAUL FRIEDMAN
Paul Friedman, Chief Compliance Officer

BLUEMOUNTAIN DISTRESSED MASTER FUND L.P.
BY: BLUEMOUNTAIN DISTRESSED GP, LLC
BY: BLUEMOUNTAIN GP HOLDINGS, LLC

By:	/s/ PAUL FRIEDMAN
Paul Friedman, Chief Compliance Officer

CUSIP No. 529771107	Schedule 13D	Page 33 of 33

BLUEMOUNTAIN DISTRESSED GP, LLC
BY:	BLUEMOUNTAIN GP HOLDINGS, LLC

By:	/s/ PAUL FRIEDMAN
Paul Friedman, Chief Compliance Officer

BLUEMOUNTAIN STRATEGIC CREDIT MASTER FUND L.P.
BY: BLUEMOUNTAIN STRATEGIC CREDIT GP, LLC
BY: BLUEMOUNTAIN GP HOLDINGS, LLC

By:	/s/ PAUL FRIEDMAN
Paul Friedman, Chief Compliance Officer

BLUEMOUNTAIN STRATEGIC CREDIT GP, LLC
BY: BLUEMOUNTAIN GP HOLDINGS, LLC

By:	/s/ PAUL FRIEDMAN
Paul Friedman, Chief Compliance Officer

BLUEMOUNTAIN TIMBERLINE LTD.

By:	/s/ ANDREW FELDSTEIN
Andrew Feldstein, Director

BLUEMOUNTAIN LONG/SHORT CREDIT AND DISTRESSED REFLECTION FUND,
A SUB-FUND OF AAI BLUEMOUNTAIN FUND PLC
BY: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC

By:	/s/ PAUL FRIEDMAN
Paul Friedman, Chief Compliance Officer

BLUEMOUNTAIN KICKING HORSE FUND L.P.
BY: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC

By:	/s/ PAUL FRIEDMAN
Paul Friedman, Chief Compliance Officer

BLUEMOUNTAIN KICKING HORSE FUND GP, LLC
BY: BLUEMOUNTAIN GP HOLDINGS, LLC

By:	/s/ PAUL FRIEDMAN
Paul Friedman, Chief Compliance Officer

BLUEMOUNTAIN CREDIT OPPORTUNITIES MASTER FUND I L.P.
BY: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC

By:	/s/ PAUL FRIEDMAN
Paul Friedman, Chief Compliance Officer

BLUEMOUNTAIN CREDIT OPPORTUNITIES GP I, LLC
BY: BLUEMOUNTAIN GP HOLDINGS, LLC

By:	/s/ PAUL FRIEDMAN
Paul Friedman, Chief Compliance Officer

BLUEMOUNTAIN LONG SHORT GRASMOOR FUND LTD.
BY: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC

By:	/s/ PAUL FRIEDMAN
Paul Friedman, Chief Compliance Officer